KOPPERS INC.
as Issuer,

The GUARANTORS named herein

and

JPMORGAN CHASE BANK, NA
as Trustee

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FIRST SUPPLEMENTAL INDENTURE

Dated as of December 2, 2005

to

INDENTURE

Dated as of October 15, 2003

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9⅞% Senior Secured Notes due 2013

FIRST SUPPLEMENTAL INDENTURE, dated as of December 2, 2005 (the “Supplemental Indenture”), to the Indenture, dated as of October 15, 2003 (the “Indenture”) among Koppers Inc., a corporation organized under the laws of Pennsylvania (the “Company”), the Guarantors party thereto and JPMorgan Chase Bank, NA (formerly known as JPMorgan Chase Bank), as Trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Company has duly authorized the execution and delivery of the Indenture to provide for the issuance of 9⅞% Senior Secured Notes due 2013 (the “Securities”);

WHEREAS, Section 9.02 of the Indenture provides that the Company and the Trustee may amend the Indenture with the consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding, excluding for such purpose any Securities owned by the Company and certain of its affiliates (the “Requisite Consents”);

WHEREAS, pursuant to the Consent Solicitation Statement dated November 16, 2005 (the “Consent Solicitation”), the Company solicited consents from Holders of Securities to amend certain provisions of the Indenture, as set forth in Article I hereof;

WHEREAS, the Requisite Consents to the amendments effected by this Supplemental Indenture have been received; and

WHEREAS, this Supplemental Indenture has been duly authorized by all necessary corporate action on the part of the Company.

NOW, THEREFORE, the Company and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Securities:

ARTICLE I

Amendments

SECTION 1.01.  Amendments to Article 1. Upon effectiveness of the amendments set forth in this Article, Section 1.01 (Definitions) of the Indenture is hereby amended by replacing the “;” at the end of clause (1) of the definition of “Change of Control” with a “.” and adding the following sentence:

For purposes of this clause (1), a public offering of the common stock of the parent of the Company will be deemed a public offering of common stock of the Company;

SECTION 1.02.  Trustee’s Acceptance. The Trustee hereby accepts this Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

ARTICLE II

Miscellaneous

SECTION 2.01.  Interpretation. Upon execution and delivery of this Supplemental Indenture and the effectiveness of the amendments set forth in Article I, the Indenture shall be modified and amended in accordance with this Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Supplemental Indenture shall control. The Indenture, as modified and amended by this Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every Holder of Securities. In case of conflict between the terms and conditions contained in the Securities and those contained in the Indenture, as modified and amended by this Supplemental Indenture, the provisions of the Indenture, as modified and amended by this Supplemental Indenture, shall control.

SECTION 2.02.  Conflict with Trust Indenture Act. If any provision of this Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that is required under the TIA to be part of and govern any provision of this Supplemental Indenture, the provision of the TIA shall control. If any provision of this Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this Supplemental Indenture, as the case may be.

SECTION 2.03.  Severability. In case any provision in this Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 2.04.  Terms Defined in the Indenture. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

SECTION 2.05.  Headings. The Article and Section headings of this Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

SECTION 2.06.  Benefits of Supplemental Indenture, etc. Nothing in this Supplemental Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Securities, any benefit of any legal or equitable right, remedy or claim under the Indenture, this Supplemental Indenture or the Securities.

SECTION 2.07.  Successors. All agreements of the Company in this Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

SECTION 2.08.  Trustee Not Responsible for Recitals. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness.

SECTION 2.09.  Certain Duties and Responsibilities of the Trustee. In entering into this Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

SECTION 2.10.  Governing Law. This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

SECTION 2.11.  Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

SECTION 2.12.  Effectiveness of Amendments. This Supplemental Indenture shall be effective upon execution hereof by the Company and the Trustee; however the amendments to the Indenture set forth in Article I shall not become operative until the consent payment pursuant to the Consent Solicitation is made by the Company and written notice is delivered by the Company to the Trustee that such consent payment has been made. The Company shall promptly notify the Trustee in writing of any oral or written notice it gives to D.F. King & Co., Inc., as Tabulation Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and delivered as of the date first written above.

KOPPERS INC.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Vice President & CFO

WORLD-WIDE VENTURES CORPORATION

By: /s/ M. Claire Schaming
Name: M. Claire Schaming
Title: Vice President

KOPPERS CONCRETE PRODUCTS, INC.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Treasurer

KOPPERS DELAWARE, INC.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: President

CONCRETE PARTNERS, INC.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Treasurer

KOPPERS REDEMPTION, INC.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: President

KOPPERS INVESTMENT SUBSIDIARY PTY LTD.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Director

KOPPERS AUSTRALIA PTY. LIMITED,

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Director

KOPPERS WOODS PRODUCTS PTY. LTD.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Director

KOPPERS CARBON MATERIAL & CHEMICALS PTY. LTD.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Director

CONTINENTAL CARBON AUSTRALIA PTY. LTD.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Director

KOPPERS SHIPPING PTY. LTD.

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Director

KOPPERS AUSTRALIA HOLDING COMPANY PTY LIMITED

By: /s/ Brian H. McCurrie
Name: Brian H. McCurrie
Title: Director

JPMORGAN CHASE BANK, NA

as Trustee

By: /s/ Alfia Monastra
    Name: Alfia Monastra
    Title: Vice President